Exhibit 10.15

JOINT DEVELOPMENT AND SUPPLY AGREEMENT

This Agreement is effective on the 15th day of November 2006 (the “Effective Date”) by and between

BASF Aktiengesellschaft, 67056 Ludwigshafen, Germany acting also on behalf of its Affiliates (hereinafter referred to as “BASF”).

and

Cardax Pharmaceuticals, Inc., Aiea, Hawaii 96701, USA (hereinafter referred to as “Cardax”).

BASF and Cardax are referred to herein individually as a “Party” and collectively as the “Parties”.

Whereas BASF develops, manufactures, markets and sells high-value performance chemicals, including fine chemicals for the pharmaceutical industry;

Whereas Cardax is developing proprietary pharmaceutical compounds;

Whereas Cardax and BASF are interested in developing a process for the manufacture of the Product (hereinafter defined) with the intention that BASF will manufacture the Product and Cardax will market or license human pharmaceuticals which utilize the Product as a manufacturing intermediate;

Whereas BASF received an inquiry from Cardax to prepare a proposal for process development and manufacturing of 3S, 3’S-Astaxanthin. Cardax intends to use Product as an intermediate in the manufacture of or as an active ingredient in pharmaceutical or nutraceutical products. After signature of the Confidentiality Agreement between Cardax and BASF dated 24.05.05/01.06.05, Cardax provided laboratory information relating to an experimental protocol for the synthesis of homochiral Product and an analytical method for the determination of the Astaxanthin stereoisomers and intermediates;

Now therefore, in consideration of the above, it is hereby agreed as follows:

1.	DEFINITIONS

1.1	“Affiliate” shall mean any corporation, company, partnership, joint venture and/or firm which controls, is controlled by, or is under common control with a specified person or entity. For purposes of this definition, “control” shall mean (a) in the case of corporate entities, direct or indirect ownership of more than fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non corporate entities, direct or indirect ownership of more than fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.2	“Carotenoid Manufacturing Competitor” shall mean a manufacturer of synthetic carotenoids.

1.3	“Chemical Manufacturing Competitor” shall mean a chemical manufacturing business.

1.4	“Foreground Intellectual Property Rights” mean patents, trade, secrets and other confidential information, database rights, know-how and all other intellectual property and neighboring rights and rights of a similar or corresponding character in any part of the world and all applications for the protection of these rights, which cover Results.

1.5	“Net Nutraceutical Sales” shall mean total invoiced sales, as licensed in Section 4.4, made by BASF or its Affiliates to third parties in any calendar year after deduction of [***].

1.6	“Product” shall mean chemically synthesized 3S, 3’S-Astaxanthin with a specification of [***].

1.7	“Results” shall mean any development or modification in or to the Technology, whether patentable or not, conceived or developed under this Agreement.

1.8	“Technology” shall mean any discovery, invention, know-how, trade secret, sample of material, report, formulation, drawing and/or other works, technical information or data, together with any and all patent rights, relating to the manufacture of Product.

2.	CARRYING OUT OF THE PROJECT

2.1	The work, timing, resources, target profiles, milestones and payments for the performance of the work under this Agreement are documented in Appendix 1 of this Agreement. BASF shall use the same diligence and professional standards of performance consistent with those employed for BASF’s own affairs in performing the work.

2.2	The Parties agree and understand that the performance of the project within the agreed deadlines depends upon the accurate and timely allocation of necessary resources by both Parties.

2.3	Cardax will advise BASF in due time if the pilot material to be supplied by BASF will be for human clinical use and if the final synthetic step for the manufacture of Product will have to meet cGMP requirements. In the event Cardax requests more than the final synthetic step to be performed in accordance with cGMP, the Parties will negotiate in good faith a reasonable increase of the price for Product, corresponding to the increase in cost of production in order to meet cGMP requirements and a reasonable margin for BASF.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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3.	CONFIDENTIAL INFORMATION

3.1	All information, plans for research and development, samples, technologies, or other matters disclosed or to be disclosed by either Party to the other in connection with this Agreement (including intermediate and final Results and Foreground Intellectual Property Rights) will be received and held in confidence by the recipient Party and shall be subject to the terms and conditions set forth for the exchange of Confidential Information defined in and covered by the Confidentiality Agreement entered into by and between the Parties on 24.05.05/01.06.05, modified in that the confidentiality obligations shall stay in effect for [***] following the expiration or termination of this Agreement, the laws of the Switzerland shall apply as specified in Section 7.1 hereof, and disputes shall be settled as specified in Section 7.2 hereof. For the avoidance of doubt, the Parties agree that pursuant to Section 6.9 below, the royalty obligations of Section 4.4 hereof shall survive any future expiration of such confidentiality obligations.

3.2	All Confidential Information exchanged under this Agreement shall be used by the receiving Party solely internally within its organization for the performance of the project, as defined in Appendix 1, unless otherwise agreed by the disclosing Party, or explicitly stated otherwise in this Agreement.

3.3	Cardax may provide the Confidential Information to possible investors to the Cardax, but only provided that such investors have signed a confidentiality agreement containing essentially similar provisions of confidentiality as contemplated herein.

4.	INTELLECTUAL PROPERTY RIGHTS

4.1	The Parties agree that:

(a)	BASF shall have the entire and exclusive worldwide rights, title and interest in and to all Results relating to the manufacture of the Product (“BASF’s Interests”). BASF, at its sole discretion and expense, will have the right to prepare, file, prosecute, maintain and enforce patents and patent applications directed to BASF’s Interests.

(b)	Cardax shall have the entire and exclusive worldwide rights, title and interest in and to all Results relating to the formulation and the pre-clinical and clinical development of the Product as an intermediate in the manufacture of or as an ingredient in human pharmaceutical compounds (“Cardax’s Pharmaceutical Interests”) or nutraceutical compounds (“Cardax’s Nutraceutical Interests”) (collectively “Cardax’s Interests”). Cardax, at its sole discretion and expense, will have the right to prepare, file, prosecute, maintain and enforce patents and patent applications directed to Cardax’s Interests.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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4.2	The Parties agree that any invention shall be and become the sole property of the relevant Party, as set out here above, which Party shall have the right to determine whether any application for a patent shall be made and shall have the exclusive benefit throughout the world of all Foreground Intellectual Property Rights, together with the right to maintain, assign or abandon such Foreground Intellectual Property Rights without reference to any other person. The Parties agree to execute and do all things necessary to vest the title and interest in such Foreground Intellectual Property Rights in the relevant Party as set out above, at the expense of said relevant Party, which shall pay the costs of the prosecution of all applications for Foreground Intellectual Property Rights to which it becomes entitled under this Agreement.

The Party intending to file a patent application shall inform the other Party of such intended filing and shall provide the other Party with an opportunity to comment on the text of the patent application, whenever this is possible without endangering protection. Further, not later than thirty days after the filing date, the Party filing the patent application shall furnish the other Party with a copy of the patent application, subject to the provisions of Article 3 here above.

4.3	Each Party shall keep the Results and any Foreground Intellectual Property Rights belonging to the other Party confidential and shall not, except as provided in this Agreement, use them without the prior written consent of the other Party or disclose it to any third party and shall treat it in accordance with the provisions of Article 3 here above.

4.4	Cardax hereby grants a non-exclusive worldwide, nontransferable license to BASF to use Cardax’s Nutraceutical Interests (but not Pharmaceutical Interests) for the purpose of development and commercialization (directly or through a third party) of human nutraceutical compounds containing or utilizing Product and to make available to BASF the reasonable assistance of Cardax in designing and conducting clinical studies in the United States therefor all subject to the negotiation and agreement by the Parties of reasonable commercial terms for such license and assistance. Such license shall be subject to the following tiered royalty structure:

(a)

(i)	[***]% on Net Nutraceutical Sales < $[***]

(ii)	[***]% on Net Nutraceutical Sales of $[***] or more but < $[***]

(iii)	[***]% on Net Nutraceutical Sales of $[***] or more but < $[***]

(iv)	[***]% on Net Nutraceutical Sales of $[***] or more but < $[***]

(v)	[***]% on Net Nutraceutical Sales of $[***] or above

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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BASF shall have the option to have the license converted to an exclusive license, subject to the following provisions (b)- (d). BASF shall exercise the option by written document at any time, subject to 4.4 (e) below.

(b)	Tiered royalty structure

(i)	[***]% on Net Nutraceutical Sales < $[***]

(ii)	[***]% on Net Nutraceutical Sales of $[***] or more but < $[***]

(iii)	[***]% on Net Nutraceutical Sales of $[***] or more but < $[***]

(iv)	[***]% on Net Nutraceutical Sales of $[***] or more but < $[***]

(v)	[***]% on Net Nutraceutical Sales of $[***] or above

(c)	Commercialization obligations

(i)	[***]

(ii)	[***]

(d)	If BASF fails the commercialization obligations, Cardax may terminate by written notice to BASF the exclusivity of the license. In such event, the license shall become non-exclusive and the tiered royalty schedule set out in 4.4 (a) shall apply as of the date of the notice.

(e)	If at any time prior to the execution of the option with respect to an exclusive license, Cardax gives BASF written notice that Cardax desires to [***], BASF’s right to exercise the option shall [***].

(f)	Any license (either non-exclusive or exclusive) granted pursuant to this agreement or contemplated by this agreement to BASF by Cardax for Cardax’s Nutraceutical Interests shall terminate [***].

4.5	[***]

4.6	[***]

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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5.	COMMERCIAL EXPLOITATION

5.1	BASF agrees to supply Cardax with up to [***] kg of Product for use by Cardax in preclinical and human clinical trials, to be supplied at the prices and on the terms and conditions set forth in Appendix 1.

5.2	[***], BASF shall exclusively manufacture the Product for Cardax or its licensees for use as an intermediate in the manufacture of or as an ingredient in human pharmaceutical or [***] compounds, and Cardax or its licensee shall exclusively purchase from BASF all of its clinical trial and commercial requirements of Product for such use. The Parties agree that the supply and purchase of Products shall further be governed by the terms outlined in Appendix 2 hereto and such further terms as may be set out in a definitive Supply Agreement to be negotiated in good faith by the Parties and that the Parties shall, prior to the commencement by Cardax of the first [***] of a compound which utilizes [***] as an [***] or as an [***] (the “Supply Date”), conclude a written Supply Agreement in accordance with such terms. In case Cardax decides to transfer Cardax’s Interests to a third party, Cardax shall procure that such third party assumes the obligations of Cardax under the Supply Agreement, including the obligation to exclusively purchase the Product from BASF, and, subject to such assumption by the third party, BASF shall perform its obligations under the Supply Agreement for the benefit of the third party, including the obligation to exclusively manufacture the Product for the third party and its licensees.

5.3	In consideration of the rights granted pursuant to this Agreement, except as set forth in Section 4.4 above, BASF shall not, during the term of this Agreement, [***], directly or indirectly through one or more third parties, the [***].

6.	TERM AND TERMINATION

6.1	This Agreement is valid as of the date first set forth above (the “Effective Date”) and will continue until the end of the third year thereafter. After this initial term of three years, it shall automatically be prolonged by periods of [***] each unless terminated by either Party giving [***] written notice prior to the end of the initial term or any prolongation term.

6.2	In the event that both Parties agree that the Project is not technically or commercially viable, this Agreement may be terminated forthwith, upon decision by the Parties to this effect.

6.3	This Agreement may be terminated immediately by either Party should the other Party be in breach of any material obligation imposed upon it by the terms of this Agreement and shall not have remedied such breach (if capable of remedy) within [***] days of written notice to the other Party specifying the breach and requiring such remedy.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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6.4	This Agreement will terminate immediately should any Party to it become insolvent, shall have a receiver appointed or the whole or any material part of its assets or shall have any order made or resolution passed for it to be wound up (otherwise than in furtherance of a scheme for amalgamation or reconstruction details of which shall have been notified to the other Party).

6.5	Each Party may terminate this Agreement if any third party not being an affiliated company of the other Party shall acquire an interest in more than fifty percent of the issued equity share capital or voting capital of the other Party. This provision shall not apply if such an interest in Cardax is acquired by an entity that is not a Chemical Manufacturing Competitor.

6.6	BASF shall be entitled to terminate this agreement in writing without notice period if BASF in its own discretion decides to exit the business of manufacture of Astaxanthin. However, upon request of Cardax, BASF shall make available a stock of Product in order to cover Cardax’s requirements for a transition period, [***]. Except as provided in Section 6.8 and in the Supply Agreement, there shall be no compensation rights of Cardax or any third party arising from such termination.

6.7	Either Party may terminate this Agreement in writing without notice period if any of the milestones listed in Appendix 1 hereto is not reached within the timeframe indicated in Appendix 1 plus [***] and the Parties could not agree to a prolongation of such timeframes.

6.8	In the event of termination of this Agreement by either Party in accordance with Sections 6.1 and 6.6, the terminating Party shall, upon request of the other Party, grant the other Party a reasonable royalty-bearing, irrevocable, worldwide, non-exclusive license, with the right to sublicense, to use BASF’s Interests (if BASF is the terminating Party) or Cardax’s Nutraceutical Interests (but not Cardax’s Pharmaceutical Interests) (if Cardax is the terminating Party), including such assistance and advice as may be reasonably required to enable the other Party to exercise the rights licensed to it; excluding, however, the license or transfer of any rights that are not part of the Foreground Intellectual Property Rights.

6.9	The provisions of Sections 3, 4, 6.6, 6.8, 7 and 8 shall survive the expiry or termination of the present Agreement.

7.	LAW AND ARBITRATION

7.1	This Agreement shall be governed in all respects by, and be construed and governed in accordance with the laws of Switzerland excluding its conflicts of law principles and excluding any application of the United Nations Convention on the International Sale of Goods.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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7.2	If a controversy, claim or dispute arises out of or relates to any provision of this Agreement or the breach thereof, and including the validity of any provisions thereof, the Parties will make all efforts to find a mutually acceptable solution. In the absence of such an agreement within [***] days after the date at which one Party has notified the other Party that a dispute exists, the dispute shall be finally settled, ousting jurisdiction by ordinary courts, by a three-member arbitral tribunal in accordance with the arbitration rules of the International Chamber of Commerce. The unsuccessful party shall bear the costs of the proceedings and the costs and expenses incurred by the successful party for the proper conduct of the matter. Where no party is completely successful, the costs of the proceedings and the costs and expenses incurred by the parties for the proper conduct of the matter shall be shared proportionately. The seat of the arbitration shall be New York City and New York City shall be the location where all proceedings will be conducted. The language for the proceedings shall be the English language.

8.	GENERAL PROVISIONS

8.1	Neither Party is entitled to assign, transfer, charge, encumber or otherwise deal with the whole or any part of this Agreement or its obligations hereunder provided, however, that either Party may assign this Agreement, without the consent of the other Party, (i) to any of its Affiliates, if the assigning Party guarantees the full performance of its Affiliates’ obligations hereunder, provided however, that the Affiliate shall be obliged to re-assign the Agreement and all rights and obligations thereunder to Cardax once the Affiliate ceases to be an Affiliate of Cardax, or (ii) in connection with the transfer or sale of all or substantially all of the assets or business to which this Agreement relates or in the event of its merger or consolidation with another company, provided however, that BASF shall in such event enjoy the rights of [***] and [***] set out in Section 4.5 and 4.6 herein.

8.2	Other than as specified in this Agreement or otherwise agreed in writing, nothing in this Agreement shall imply, create, grant or transfer any license or authority in respect of any intellectual property including patents, designs, trademarks, copyrights or confidential information or know-how. Except as specified in this Agreement nothing in this Agreement shall be construed as providing a commitment of any kind to enter into or modify any further agreement, undertake or modify any further obligation, accept or modify any liability or purchase any goods or services. This Agreement shall not constitute the Parties partners or either Party the agent of the other for any purpose.

8.3	Other than as specified in this Agreement, the Parties shall at all times be free to engage in research, development and/or supply programmes and agreements with third parties relating to or encompassing their respective know-how, information, data and/or experience.

8.4	Any notices given under this Agreement shall be in writing and sent to the recipient Party’s address as indicated at the head of this Agreement.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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8.5	This Agreement and any Appendix hereto, as well as the Confidentiality Agreement dated 24.05.05/01.06.05, as expressly modified pursuant to Section 3.1, contain the entire understanding of the Parties as to the subject matter, supersedes all prior and collateral communications, reports and understandings between the Parties relating to the subject matter and cannot be modified except by a written document bearing the signatures of both Parties hereto.

8.6	All communications between the Parties with respect to any of the provisions of this Agreement will be sent to the addresses set out below, or to other addresses as designated by one Party to the other by notice pursuant hereto, by internationally recognized courier or by prepaid certified, air mail (which shall be deemed received by the other Party on the seventh business day following deposit in the mails), or by facsimile transmission or other electronic means of communication

If to BASF, at:

BASF Aktiengesellschaft
[***]

67117 Limburgerhof
GERMANY

If to Cardax at:

Cardax Pharmaceuticals, Inc.
David Watumull
99-193 Aiea Heights Drive Suite 400
Alea, HI 96701

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

Made in two originals in Honolulu, Hawaii USA on October 13, 2006.

Cardax Pharmaceuticals, Inc.		BASF Aktiengesellschaft

By:	/s/ David G. Watumull	By:	/s/ Martin Jager	/s/ Sacha Reichardt

Title:	President & CEO	Title:	Director	Legal Counsel

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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APPENDIX I

to the

Joint Development and Supply Agreement

between BASF AG and Cardax Pharmaceuticals, Inc.

The following project proposal was developed based on the Cardax information and on BASF process knowledge for racemic Astaxanthin.

A.	Milestones

It is proposed to conduct the project in discrete steps (Milestones). Each milestone will define clear go-no go positions; the completion of the milestones are essential for the successful completion of the project.

Milestone 1.

[***]

Upon acceptance of BASF’s proposal by Cardax BASF will provide an updated [***] for the project.

Completion Date: [***] after the Effective Date of this Agreement

Milestone 2.

[***]

Completion Date: [***] weeks after Completion of Milestone 1

Cost: [***] EUR, payment due within [***] days after date of invoice from BASF

Milestone 3.

[***]

Completion Date: [***] weeks, start parallel to Milestone 1; completion after [***]

Cost: [***] EUR, payment due within [***] days after date of invoice from BASF

Milestone 4.

[***]

Completion Date: [***] weeks after Completion of Milestone 3

Cost: [***] EUR. The first payment of [***] EUR will be due within [***] days after BASF has announced the start of its work. After successful completion at BASF’s discretion, the second payment of [***] EUR will be due within [***] days after date of invoice from BASF.

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Milestone 5.

[***]

Completion Date: Within [***] weeks after successful completion of Milestone 4

Milestone 6.

[***]

[***]kg

Completion Date: [***] weeks after Completion of Milestone 5

Total product cost: [***] EUR; payment due within [***] days after date of invoice from BASF

Or

[***] kg

Completion Date: [***] weeks after Completion of Milestone 5

Total product cost: [***] EUR; payment due within [***] days after date of invoice from BASF

Or

[***] kg

Completion Date: total of [***] weeks after Completion of Milestone 5

Total product cost: [***] EUR; payment due within [***] days after date of invoice from BASF

Additional quantities ([***] kg, [***] weeks per [***] kg) beyond the [***] kg batch: [***] EUR/kg, to be specified as needed and dependent of appropriate timing.

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Milestone 7.

[***]

Duration: [***]

Cost: [***]

B.	Progress Reports

Upon completion of each milestone BASF will provide Cardax with a written progress report detailing an updated time and cost estimate for the remaining milestones based on the experience made and ask Cardax for clearance to begin the following milestone. In case unforeseen problems occur during elaboration of a milestone, BASF will immediately inform Cardax specifying the effect of such problems on further development and on cost and time estimates any work requiring additional time of more than [***] to complete or additional cost of more than [***]% shall be subject to the prior written approval of Cardax.

C.	Payment

Payment by Cardax of the costs associated with each milestone will be due as defined above. If the project is terminated by Cardax, Cardax will pay to BASF all costs reasonably incurred until the date of termination.

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APPENDIX 2

To the Joint Development and Supply Agreement

between BASF Aktiengesellschaft and Cardax Pharmaceuticals, Inc.

Terms of Supply of Product

Subject to the negotiation and execution by the Parties of a mutually acceptable definitive Supply Agreement

A Supply Agreement between the Parties would include, but not be limited to, the following terms:

A. [***], BASF shall exclusively supply the Product to Cardax and its licensees for use as an intermediate in the manufacture of or an ingredient in human pharmaceutical or [***] compound, and Cardax and its licensees shall exclusively purchase their requirements of Product exclusively from BASF or BASF’s affiliates for such use, including clinical supplies, and for commercial supplies, for a period of [***] years from the earliest date of commercial introduction of the Product or any compound that contains the Product, subject to earlier termination under the provisions of the Supply Agreement. The term of the Supply Agreement shall be subject to extension upon mutual agreement of the Parties.

B. The purchase price for the Product shall be calculated according to the formula attached hereto as Schedule l. Payment shall be made within [***] days after the date of invoice without any deductions, except as may be specifically set forth in the Supply Agreement.

C. Every [***] months, Cardax will submit to BASF its best estimates of its requirements of Products for the following [***] months period, providing forecasted volumes split by [***]. Cardax undertakes to purchase and take a minimum amount of Products of [***]% of the latest forecast for the [***] concerned (“Minimum Amount”). BASF shall make its reasonable best efforts to meet Cardax’s requirements, provided that BASF shall not be required to supply Product in excess of the latest forecast by more than [***]% ([***] percent) and BASF shall not be obliged to sell and deliver more than [***] of Products in any [***] months period. Firm and binding purchase orders for the quantities of Products shall be placed by Cardax in writing at least [***] working days prior to the desired delivery date.

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D. Products supplied to Cardax shall conform to the specifications to be agreed upon by the Parties and to requirements of applicable laws and regulations. There is no other warranty or representation of BASF of any kind, especially with regard to the merchantability, the quality or the fitness of the Products for any use and none shall be implied by law.

E. Cardax has the duty to examine the Products upon delivery. Unless claims concerning quality or quantity of Product are raised by Cardax without undue delay within [***] days following receipt of the respective delivery or, in case of hidden defects that cannot be detected upon reasonable inspection, without undue delay following detection, but no later than [***] days after delivery, the Products delivered shall be deemed to be accepted. If the Product does not meet the agreed to specifications, Cardax’s sole remedy and BASF’s sole liability to Cardax is limited to replacement of the nonconforming Product or payment in an amount not to exceed the purchase price of the specific Product for which damages are claimed, at BASF’s option. Except as provided in the patent indemnity below and in any indemnity for third party claims (backed by applicable insurance for Cardax) which the Parties may agree to during Supply Contract negotiations, the liability of either Party to the other Party shall not exceed in the aggregate [***]. Neither Party will in any event be liable for any loss of profits, loss of use, or any indirect, incidental, consequential or special damages of any kind whatsoever.

F. Any and all claims in relation to the delivery of Products, except for claims in case of liability due to death or personal injury, are subject to a statute of limitation of 2 (two) years.

G. BASF shall indemnify Cardax for infringement of third party rights to the extent arising from manufacture of the Product, and Cardax shall indemnify BASF for infringement of third party rights to the extent arising from its further formulation of the Product as well as the manufacture, storage, sale, distribution and any other use of its finished products or intermediates containing the Product.

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H. The Supply Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York, USA, including its provisions of the Uniform Commercial Code, but excluding its conflicts of law principles and excluding any application of the United Nations Convention on the International Sale of Goods.

I. Any dispute arising out of or in connection with the supply of Product that cannot be settled amicably between the Parties shall be finally resolved as provided in Section 7.2 of the Agreement.

J. In the event that BASF cannot supply for any reason, BASF shall [***]. As such [***] solely in order to [***] for Cardax, [***]. Upon resolution of the supply interruption, all [***] under this paragraph shall [***] and [***], to assure that Cardax [***]. The following shall be deemed to constitute a failure of supply for this purpose: [***]% of any ordered quantity is not delivered within [***] business days following the committed delivery dates, or if so delivered, is not in material compliance with the agreed specifications.

K. Upon request of Cardax, BASF shall [***], as designated by Cardax, [***], provided that Cardax give BASF sufficient notice and agrees to [***] (a) before Cardax [***], and (b) at the termination or expiration of the Contract.

L. The Supply Agreement shall contain other reasonable and customary provisions including, without limitation, provisions relating to termination, patents and intellectual property, recalls, adverse event reporting, packaging, manner of payment, taxes, determination of compliance with specifications, delivery procedures, inventory, audits and inspections, supply interruption, force majeure, Purchaser financial / credit status, indemnification, indemnification procedures, and regulatory requirements and qualifications.

M. BASF shall be entitled to terminate any supply contract without notice period if BASF in its own discretion decides to exit the business of manufacture of Astaxanthin. There shall be no compensation rights of Cardax or any third party arising from such termination. However, upon request of Cardax, BASF shall make available a stock of Product in order to cover Cardax’s requirements for a transition period not to exceed the greater of: [***].

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Schedule 1

Purchase price index chemicals (PPIC) BASF AG in [***] is [***].

Purchase price in EUR/kg [***] (Incoterms 2000):

●	Volume of [***] but less than [***]:

Purchase price according to Appendix I, Milestone 6

●	Volume of [***] or more:

[***]

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AMENDMENT NO. 1

TO

JOINT DEVELOPMENT AND SUPPLY AGREEMENT

This Amendment No. 1 is entered into effective on the 15th day of April 2007 (the “Amendment Effective Date”) with respect to the Joint Development and Supply Agreement entered into effective the 15th day of November, 2006 (the “JDSA”) by and between

BASF Aktiengesellschaft, 67056 Ludwigshafen, Germany acting also on behalf of its Affiliates (hereinafter referred to as “BASF”).

and

Cardax Pharmaceuticals, Inc., Aiea, Hawaii 96701, USA (hereinafter referred to as “Cardax”).

BASF and Cardax are referred to herein individually as a “Party” and collectively as the “Parties”.

Whereas, BASF develops, manufactures, markets and sells high-value performance chemicals, including fine chemicals for the pharmaceutical industry;

Whereas, Cardax is developing proprietary pharmaceutical compounds;

Whereas, the JDSA involves the joint development and supply of 3S, 3’S Astaxanthin (defined for purposes of this Amendment as the “Original Product” and defined in the JDSA as the “Product”) which can be used as an intermediate in the manufacture of an active ingredient in pharmaceutical products or as a nutraceutical product;

Whereas, Cardax has developed and owns an active pharmaceutical ingredient 3S, 3’S Astaxanthin-[***] (the “New Product”) which can be manufactured using the Original Product as an intermediate;

Whereas, pursuant Section 4.1(b) of the JDSA, Cardax owns the exclusive rights to the formulation and pre-clinical and clinical development of the Original Product as an intermediate in the manufacture of an active ingredient in pharmaceutical products, including the New Product as such a pharmaceutical product;

Whereas, the Parties desire that Cardax market or license the New Product as a pharmaceutical product (but not as a nutraceutical product) and that BASF manufacture and supply the New Product to Cardax and its licensees for this purpose.

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Now therefore, in consideration of the above, it is hereby agreed as follows:

1.	BASF agrees to supply the New Product exclusively to Cardax or its licensees under the same terms and conditions as contained in the JDSA and its Appendix 2 entered into between the Parties for the Original Product, except as outlined in Section 2 below.

2.	For avoidance of doubt, the Parties acknowledge and agree that the New Product is not a [***].

3.	The milestone plan and feasibility costs for the New Product shall be as set forth in Appendix 1 to this Amendment No. 1. Pricing for [***] (Milestone 4), [***] (Milestone 5), [***], and [***] of the New Product shall be [***].

4.	Subject to the foregoing, the JDSA shall continue in full force and effect in accordance with the provisions thereof.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 as of the Amendment Effective Date set forth above.

Made in two originals in _Ludwigshafen_____________ on April 24, 2007.

Cardax Pharmaceuticals, Inc.		BASF Aktiengesellschaft

By:	/s/ Thomas H. Goodin	By:	/s/ Martin Jager

Title:	VP Preclinical and Clinical Operations	Title:	DIRECTOR

		By:	/s/ Uwe Pressler
Senior Counsel IP

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APPENDIX I

to the

Extension of the Joint Development and Supply Agreement

between BASF AG and Cardax Pharmaceuticals, Inc.

The following project proposal was developed based on the Cardax information and on BASF process knowledge for 3S,3’S-Astaxanthin-[***].

A.	Start Date

It is agreed between Cardax Pharmaceuticals and BASF AG that the project shall start 15, April 2007.

B.	Milestones

It is proposed to conduct the project in discrete steps (Milestones). Each Milestone will define clear go-no go positions; the completion of the Milestones are essential for the successful completion of the project.

Milestone 1.

[***]

Completion Date: [***]

Cost: [***] €, payment due within [***] days after date of invoice from BASF

Deliverables: Monthly progress reports

Go/No go decision (to proceed to Milestone 2 and in parallel Milestone 3, or to extend Milestone 1, or stop)

Milestone 2.

[***]

Completion Date: [***]

Go/No go decision (to proceed or stop)

[***]

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Milestone 3.

[***]

Cost: [***] €, payment due within [***] days after date of invoice from BASF

Completion Date: [***]

Milestone 4.

[***]

Completion Date: [***]

Cost and payment schedule: [***]

Milestone 5.

[***]

Completion Date: [***]

Cost and payment schedule: [***]

C.	Progress Reports

Upon completion of each Milestone BASF will provide Cardax with a written progress report detailing an updated time and cost estimate for the remaining Milestones based on the experience made and ask Cardax for clearance to begin the following Milestone. In case unforeseen problems occur during elaboration of a Milestone, BASF will immediately inform Cardax specifying the effect of such problems on further development and on cost and time estimates any work requiring additional time of more than [***] to complete or additional cost of more than [***] % shall be subject to the prior written approval of Cardax.

D.	Payment

Payment by Cardax of the costs associated with each Milestone will be due as defined above. If the project is terminated by Cardax, Cardax will pay to BASF all costs reasonably incurred until the date of termination.

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January 14, 2014

BASF SE

Carl-Bosch-Straße 38

67056 Ludwigshafen

Germany

We refer to the Joint Development and Supply Agreement (as amended or supplemented, the “Agreement”) dated with effect on the 15th day of November, 2006 by and between BASF SE (formerly named BASF Aktiengesellschaft), acting also on behalf of its Affiliates (collectively, “BASF”) and Cardax Pharmaceuticals, Inc., a Delaware corporation (“Cardax Holdings”). Cardax Pharma, Inc., a Delaware corporation (“Pharma”), is a subsidiary of Cardax Holdings. On May 31, 2013, Pharma assumed all of the obligations and was assigned all of the rights of Cardax Holdings.

By executing and delivering to us a copy of this letter, you agree that:

(1) all rights and obligations of Cardax Holdings under the terms of the Agreement have been assigned to, and assumed by, Pharma and, accordingly, all references to “Cardax” in the Agreement shall be a reference to Pharma; and

(2) BASF has previously exercised its option in Article 4.4 of the Agreement to convert the non-exclusive license to use Cardax’s Neutraceutical Interests (as defined in the Agreement) into an exclusive worldwide license in accordance with the terms of the Agreement.

We look forward to continuing our long-standing relationship with you.

Sincerely,

/s/ David G. Watumull
David G. Watumull
President and CEO

[continued on the following page]

BASF SE

Accepted and agreed as of the date

of this letter first written above.

BASF SE

/s/ Ceranski		/s/ Corinna Klopprogge
Name:	Ceranski	Name:	Dr. Corinna Klopprogge
Title:	SVP	Title:	Senior Counsel IP
Global Intellectual Property